Forward Looking Statements
Statements used in this news release relating to future plans, events, financial results or performance are forward-looking statements subject to certain risks and uncertainties including, among others, such factors as current general and industry economic trends; consumer confidence; the effectiveness of our marketing and sales programs, including advertising and promotional efforts;
consumer acceptance of our products, product quality and brand image; our ability to continue to improve our product line and product quality; warranty obligations; availability of attractive and cost-
effective consumer credit options; execution of our retail store distribution strategy; rising commodity costs and other inflationary pressures; our dependence on significant suppliers, including several sole-source suppliers and the vulnerability of suppliers to recessionary pressures; industry competition; risks of pending and potentially unforeseen litigation; increasing government regulations; the adequacy of our management information systems to meet the evolving needs of our business and evolving regulatory standards; our ability to attract and retain key employees; and
uncertainties arising from global events, such as terrorist attacks or a pandemic outbreak, or the threat of such events. Additional information concerning these and other risks and uncertainties is contained in our filings with the SEC, including our Annual Report on Form 10-K, and other periodic reports filed with the SEC. The company has no obligation to publicly update or revise any of the forward-looking statements in this presentation.

Investment Highlights
• Unique and Advantaged Business Model
 – Adjustable firmness mattress - individual control of comfort
 – Only vertically integrated mattress manufacturer and retailer
 • Second largest retailer, fifth largest manufacturer
• Significant Growth Opportunity
 – Industry sustains >5% annual growth, premium growing fastest
 – 4% market share nationally, >10% in most developed markets
• Margin and Cash Generation Potential
 – 8% operating margin, >12% potential
 – Self funding cash flow, + $80 million in cash, no debt

Consumer Reports Survey - Oct. 2009
(Owners That Would Definitely Buy Again)
60%
50%
40%
30%
20%
10%
0%
Sleep Number
Spring1
Spring2
Spring3
Spring4

Differentiated Product that Satisfies Consumer Needs
• Push button control of sleep
surface
 - Provides for individualized comfort
 based on present need
 - 9 out of 10 couples prefer different
 firmness settings
• Scientifically proven benefits
 - Third-party studies show improved
 sleep quality and reduced back
 pain
 - Superior satisfaction ratings
 (20+pts) vs. traditional mattresses

• Good, Better, Best product line
 presentation
• 20+ years proven technology
• Competitive value - promoted pricing
 starts at $599 (Queen mattress)
Affordable for a Broad Range of Consumers
Sleep Number Bed Series & Models (Queen Sets)
 Classic Series
c2
$999
c3
$1,299
c4
$1,599
 Performance Series
p5
$1,999
p6
$2,499
p7
$2,799
Innovation Series
i8
$2,999
i10
$4,299

Differentiated Distribution = Positive End to End Brand Experience
• 380 Stores nationwide
 – Primarily mall based
 – Supported by internet and call center
 sales

• Knowledgeable “Sleep Experts” = best
 in class store experience
• National customer service network
 and in-home delivery and set-up

• Two plants - Columbia, SC and Salt Lake City, UT
 - Sew covers and assemble pumps, outsource major components
 - 10 Hubs and 111 spokes support national distribution
 - Build to order, JIT inventory translates to minimal inventory (15 turns in manufacturing)
• Negative 30 day cash conversion cycle
 - Cash receipt at time of order
 - Payables cycle tied to time of order
Differentiated Supply Chain → Flexible and Cash Advantaged

$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
60%
55%
50%
45%
40%
35%
30%
25%
20%
15%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010P
2011P
2012P
Industry Sales $M
Premium Pct.
Specialty Pct.

Sleep Number Competes in the Industry Sweet Spot
30 years of consistent industry growth (6% CAGR). Macro trends toward better sleep.
1. Total Wholesale Sales based on ISPA 2009 Annual Report and ISPA Oct. 2010 Forecast
2. Premium and specialty percentages for 2010-2012 are company estimates
Wholesale Value of US Industry Shipments - ($Millions)

2011 - Focused on Acceleration and Market Share Growth
• Awareness and Consideration
 – Product is superior, but too few know about it or where to find it
• Market-by-Market Development
 – National presence with relatively low market share, particularly in under-stored/under-aware markets
• Customer Experience
 – Goal to be the best end to end experience in the industry
• Leverage Potential
 – Vertical integration provides leverage opportunity and cash generation to reinvest

70
60
50
40
30
20
10
0
63 %
61 %
62 %
61 %
56 %
56 %
48 %
50 %
45 %
48 %
50 %
49 %
14 %
13 %
13 %
12 %
13 %
14 %
Mar '07
Oct '07
Apr - July '08
Sept - Dec '08
Oct '09
Jan '11
Sleep Number
Spring 1
Spring 2

16
14
12
10
8
6
4
2
0
14 %
13 %
13 %
12 %
13 %
14 %
2 %
2 %
2 %
1 %
2 %
3 %
Mar '07
Oct '07
Apr - July '08
Sept - Dec '08
Oct '09
Jan '11

Awareness Gaps - Both Product and Exclusive Distribution
Unaided Brand Awareness
Unaided Store Awareness
Brand
Store
Source: Company Survey

$120
$100
$80
$60
$40
$20
$0
16%
15%
14%
13%
12%
11%
10%
2006
2007
2008
2009
2010
2011E
Media Spend
Media % of Sales

sleep number

Strategies to Boost Product and Store Consideration
• Accelerating Media Growth
 – +15% in 2011
 – Local and national approach
 – Expanded digital investment
• Non-mall Pilot
 – Testing “Billboard” affect of high
 traffic locations
 – 20 Non-mall stores by year end
• New Media Creative
 – Highlights what is different
 about the Sleep Number bed
 – Introduces store experience
 and where to find a Sleep
 Number bed
Increasing media investment

Awareness
27%
20%
17%
Stores per Million
(target population)
6
4
2
Market Share
12%
7%
3%
St. Louis
Washington DC
San Francisco

Market Performance Demonstrates Success …
And Opportunity

Sleep Number Stores (10 mile/20 minute drive time)

Stonebriar
Future
Vista Ridge
Collin Creek
Valley View
Town East
Parks at Arlington
New
Future
New store/market gap
Store closure/reposition
Sleep Number Store

Piloting Acceleration of Local Markets - Proving
Cost Effective Formula
What
• Three year goals
 – Double market share to >10%
 – Achieve above average market profit rate
How
• Aggressive media investment
 – Compete on share of voice
• Real estate
 – Reposition existing stores to align to target
 customer and eliminate trade area overlap
 – Add stores
• Other tests
 – Promotion, marketing, staffing and
 compensation

Two-Year Comp
One-Year Comp
40%
35%
30%
25%
20%
15%
10%
5%
0%
(5%)
(10%)
(15%)
(20%)
(25%)
(30%)
(35%)
(40%)
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410

	2008	2009	**2010**
Sales (MM's)	$608	$544	**$606**
EPS*	($0.52)	$0.24	**$0.57**
Gross Profit	59%	62%	**62%**
Sales and Marketing	55%	48%	**45%**
Operating Profit*	(6%)	4%	**9%**
EBITDA (MM's)	($9)	$42	**$70**
Free Cash Flow (MM's)	($29)	$64	**$64**

Solid Execution Has Returned Company to Growth
Solid Sales Growth (1 Year & 2 Year Comps)
(TTM$ in mm)
*As adjusted for one time items in 2008/2009
Significant Returns in 2010: ROA 23%, ROE 78%

Store Leverage

Sales per store (000's)	$1,295	$2,000
4-Wall profit* (000's)	$330	$640
4-Wall profit %	25%	32%

626
817
1,101
1,247
1,417
1,493
1,318
984
1,046
1,295
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10

New Store Economics

Build out costs (000's)	$300
Inventory (000's)	$15
Payback	12-18 months
First year sales target	$1,200

Favorable Store Economics Provide Margin Upside
Net Sales Per Store
(TTM$ in 000’s)
Planning 5% Store Growth Beginning in 2012
*Excluding national media and customer support
Average
Store
$2MM
Store

EBITDA (ttm $ in millions)
$0.8
$9.6
$17.4
$42.3
$54.3
$61.6
$65.5
$69.7
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410

($ in millions)	2009	2010
Cash	$ 18	$ 81
Accounts Rec./Inventory	21	24
Other Current Assets	16	11
Non-current Assets	64	53
Total Assets	$ 118	$ 170
Accts Payable	38	42
Other current liabilities	42	55
Non-current liabilities	16	15
Total Liabilities	$ 96	$ 112
Equity	23	58
Total Liabilities & Equity	$ 118	$ 170

Strong Cash Flow and Debt Free Balance Sheet
Self funding cash model - longer term opportunity to return cash to shareholders

• Proven success with key strategic assets
 – Unique product
 – Strong brand
 – Advantaged business model
 – Growing industry
• Unique time and opportunity for the company
 – Success of last 24 months has company positioned for growth
 – Solid balance sheet - flexibility to invest
 – Focused on key opportunity to accelerate sales and profits
Summary - Select Comfort Offers a Unique Opportunity
for Profitable Growth